Exhibit 16.2

September 17, 2007

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4 of each of the Form 8-K’s dated September 14, 2007 pertaining to Diversified Futures Fund L.P., Diversified Futures Trust I, Futures Strategic Trust, Kenmar Global Trust, World Monitor Trust II – Series D, World Monitor Trust II – Series E, World Monitor Trust II – Series F, World Monitor Trust III – Series G, and World Monitor Trust III – Series J, and we agree with the statements made therein.

Yours truly,

DELOITTE & TOUCHE LLP

New York, New York